UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934,

as amended

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under ss. 240.14a-12

SIGNATURE GROUP HOLDINGS, INC.
(Name of Registrant as Specified in Its Charter)

Not Applicable
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Dear Stockholders:

On behalf of the Board of Directors and management of Signature Group Holdings, Inc. (the “Company”), we are writing to provide you with important additional information regarding our Annual Meeting of Stockholders of the Company (the “Annual Meeting”), which will be held at the Bel-Air Bay Club, 16801 Pacific Coast Highway, Pacific Palisades, California 90272, on July 24, 2012, beginning at 10:00 a.m., Pacific Time. We are very excited about being able to hold Signature’s first annual meeting in several years. Our ability to do so reflects the tremendous hard work and dedicated effort of both the Company’s Board and management.

Some of you may have previously received our Notice of Annual Meeting and proxy statement and WHITE proxy card. If so, and you have already voted, you are not required to take any further action.

In addition to the attached Notice of Annual Meeting and proxy statement supplement, you will find a WHITE proxy card that sets forth our director nominees at the Annual Meeting. Your Board has nominated John Koral, Patrick E. Lamb and myself together with two new nominees, G. Christopher Colville and Philip G. Tinkler. The Company believes that this group of individuals has the right mix of management, financial and public company experience to guide our company into the future. Our director nominees were carefully chosen and have strong backgrounds, which will benefit the Company and its stockholders.

Whether you have previously received our proxy statement or are receiving it for the first time, it is important that you vote WHITE proxy card “FOR” each of the items of business which will be acted upon at the Annual Meeting. For the reasons set forth in our proxy statement, the Board of Directors strongly recommends that you vote “FOR” the Company’s director nominees specified under Proposal 1 and “FOR” each of the other proposals to be presented at the Annual Meeting.

We urge you to read our proxy statement and proxy supplement and then sign, date and return the enclosed WHITE proxy card (or follow the instructions in the enclosed proxy card to vote by telephone or via the Internet), at your earliest convenience.

If you need assistance in voting, you should contact our proxy solicitor, Innisfree M&A Incorporated, by calling (888) 750-5834. Banks and brokerage firms should call Innisfree at (212) 750-5833.

On behalf of the Board of Directors, we look forward to greeting in person as many of our stockholders as possible.

Sincerely,

Craig Noell

Chief Executive Officer

May 30, 2012

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held July 24, 2012

The 2012 Annual Meeting of Stockholders of Signature Group Holdings, Inc., a Nevada corporation (“Signature” or the “Company”) will be held at the Bel-Air Bay Club, 16801 Pacific Coast Highway, Pacific Palisades, California 90272, on July 24, 2012, beginning at 10:00 a.m., Pacific Time (the “Annual Meeting”), for the following purposes:

1.	To elect five (5) directors to serve until the next annual meeting of stockholders or until their successors have been elected and qualified;

2.	To approve an amendment to the Amended and Restated Articles of Incorporation to increase the authorized number of shares of common stock of the Company;

3.	To approve an amendment to the Amended and Restated Signature Group Holdings, Inc. 2006 Performance Incentive Plan that increased the authorized number of shares of common stock of the Company that may be issued under the Amended and Restated Signature Group Holdings, Inc. 2006 Performance Incentive Plan;

4.	To ratify the selection of Squar, Milner, Peterson, Miranda & Williamson, LLP (“Squar Milner”) as our independent registered public accounting firm for the fiscal year ended December 31, 2012;

5.	To adjourn the Annual Meeting to a later date or dates, if necessary, to permit further solicitation of proxies if there are not sufficient votes at the time of the Annual Meeting to approve Proposals 2 and 3; and

6.	To transact such other business as may properly come before the Annual Meeting, and any adjournment or postponements thereof.

Our board of directors recommends that you vote “FOR” the election of each of the director nominees, “FOR” approval of an amendment to the Amended and Restated Articles of Incorporation to increase the authorized common stock of the Company, “FOR” approval of an amendment of the Amended and Restated Signature Group Holdings, Inc. 2006 Performance Incentive Plan, “FOR” the ratification of the appointment of Squar Milner as our independent auditors for the fiscal year ended December 31, 2012, and “FOR” adjournment of the Annual Meeting to a later date or dates, if necessary, to permit further solicitation of proxies if there are not sufficient votes at the time of the Annual Meeting to approve Proposals 2 and 3.

Only stockholders of record at the close of business on May 28, 2012 (“Record Date”) will be entitled to notice of, and to vote at, the Annual Meeting. At the close of business on the Record Date, we had 119,931,857 shares of common stock outstanding. Each share of common stock of the Company is entitled to one vote. Please vote in one of the following ways:

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Vote by Telephone: You can vote your shares by telephone by calling the toll-free number indicated on your WHITE proxy card on a touch-tone telephone 24 hours a day. Easy-to-follow voice prompts enable you to vote your shares and confirm that your instructions have been properly recorded. If you are a beneficial owner, or you hold your shares in “street name,” please check your voting instruction card or contact your bank, broker or nominee to determine whether you will be able to vote by telephone.

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Vote by Internet: You can also vote via the Internet by following the instructions on your WHITE proxy card. The website address for Internet voting is indicated on your WHITE proxy card. Internet voting also is available 24 hours a day. If you are a beneficial owner, or you hold your shares in “street name,” please check your voting instruction card or contact your bank, broker or nominee to determine whether you will be able to vote by Internet.

•

Vote by Mail: If you choose to vote by mail, complete, sign, date and return your WHITE proxy card in the postage-paid envelope provided. Please promptly mail your proxy card to ensure that it is received prior to the Annual Meeting.

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Your vote is very important. Whether or not you plan to attend the Annual Meeting, you are urged to read the enclosed proxy statement and then vote your proxy promptly by telephone, via the Internet, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. If you are the beneficial owner or you hold your shares in “street name,” please follow the voting instructions provided by your bank, broker, or other nominee. If you decide to attend the Annual Meeting, you will be able to vote in person, even if you have previously submitted your proxy. However, in order to vote your shares in person at the Annual Meeting, you must be a stockholder of record on the Record Date or hold a legal proxy from your bank, broker or other holder of record permitting you to vote at the Annual Meeting. If you have any questions or need assistance in voting your shares of Signature common stock, please contact our proxy solicitor, Innisfree M&A Incorporated (“Innisfree”) by calling (888) 750-5834. Banks and brokerage firms should call Innisfree at (212) 750-5833.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

ANNUAL MEETING TO BE HELD ON JULY 24, 2012

The proxy statement, the proxy card and related proxy materials for this Annual Meeting and Signature’s Annual Report on Form 10-K for the year ended December 31, 2011 are available over the Internet at www.signaturegroupholdings.com.

Signature has received notices from James A. McIntyre nominating five (5) alternative director nominees and from Steven L. Gidumal nominating himself as one (1) alternative director. Our Board carefully considered each of these nominees and determined the Board’s five (5) director nominees are in the best interest of our Company and our stockholders and accordingly determined not to include any of the persons nominated by Mr. McIntyre or Mr. Gidumal for inclusion in the Board’s slate of director nominees. To the extent that Mr. McIntyre or Mr. Gidumal chooses to deliver a proxy statement and solicit stockholders in support of their respective nominees, your Board will oppose any of the alternative director nominees. The Board urges you NOT to sign or return any proxy cards sent to you by any party other than the WHITE proxy card sent by your Board of Directors. If you submit a proxy card other than the WHITE card, you may revoke it by voting your proxy “FOR” the Board’s nominees by Telephone at 1-866-855-9701, via the Internet at https://www.proxyvotenow.com/sggh or by completing, signing, dating, and returning the enclosed WHITE proxy card prior to the Annual Meeting.

Only the latest validly executed proxy that you submit will be counted. To obtain directions to the Annual Meeting, contact Innisfree at (888) 750-5834.

By Order of the Board of Directors

David N. Brody

Senior Vice President, Counsel and Secretary

Sherman Oaks, California

May 30, 2012

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PROXY SUPPLEMENT

SUPPLEMENTAL INFORMATION TO THE PROXY STATEMENT REGARDING PARTICIPANTS

Signature Group Holdings, Inc. (“Signature” or the “Company”) and certain of its officers, directors, nominees and employees may be deemed “participants” under the Securities and Exchange Commission (the “Commission”) proxy rules as a result of the solicitation of proxies in connection with the Company’s 2012 Annual Meeting of Stockholders (the “Annual Meeting”). Certain information about the persons who may be deemed participants is set forth below. The Company urges all stockholders to read this proxy statement supplement (the “Supplement”) together with the proxy statement for the Annual Meeting (the “Annual Meeting Proxy Statement”) that Signature filed with the Commission and began delivering to stockholders on May 18, 2012.

Name, Principal Occupation and Business Address

The name, principal occupation, and business address of each of the persons who may be deemed “participants” under the proxy rules is set forth in the table below.

Name	Principal Occupation	Business Address
G. Christopher Colville	Strategic Advisor, KEG 1, LLC	5906 Masters Dr., Houston, TX 77069

Jeffrey Crusinberry	Senior Vice President and Treasurer of the Company	Signature Group Holdings, Inc., 15303 Ventura Blvd., Suite 1600, Sherman Oaks, CA 91403

Thomas Donatelli	Executive Vice President of the Company	Signature Group Holdings, Inc., 15303 Ventura Blvd., Suite 1600, Sherman Oaks, CA 91403

Steven Gidumal	President and Portfolio Manager, Virtus Capital	Signature Group Holdings, Inc., 15303 Ventura Blvd., Suite 1600, Sherman Oaks, CA 91403

Kenneth Grossman	Director and Consultant of the Company	Signature Group Holdings, Inc., 15303 Ventura Blvd., Suite 1600, Sherman Oaks, CA 91403

John Koral	Senior Vice President, U.S. Capital Incorporated	Signature Group Holdings, Inc., 15303 Ventura Blvd., Suite 1600, Sherman Oaks, CA 91403

Patrick E. Lamb	Chief Financial Officer, Los Angeles Clippers	Signature Group Holdings, Inc., 15303 Ventura Blvd., Suite 1600, Sherman Oaks, CA 91403

Deborah Hicks Midanek	President, Solon Group	Signature Group Holdings, Inc., 15303 Ventura Blvd., Suite 1600, Sherman Oaks, CA 91403

John Nickoll	Founder and Co-Chief Executive Officer, Foothill Group, Inc. – Retired	Signature Group Holdings, Inc., 15303 Ventura Blvd., Suite 1600, Sherman Oaks, CA 91403

Craig Noell	Chief Executive Officer and Director of the Company	Signature Group Holdings, Inc., 15303 Ventura Blvd., Suite 1600, Sherman Oaks, CA 91403

Kyle Ross	Executive Vice President, Interim Chief Financial Officer and Assistant Secretary of the Company	Signature Group Holdings, Inc., 15303 Ventura Blvd., Suite 1600, Sherman Oaks, CA 91403

Robert Schwab	Private investor and former Chief Executive Officer of Schwab Sales, Inc.	Signature Group Holdings, Inc., 15303 Ventura Blvd., Suite 1600, Sherman Oaks, CA 91403

Philip G. Tinkler	Chief Financial Officer, Equity Group Investments	Equity Group Investments, LLC Two North Riverside Plaza, Suite 600 Chicago, IL 60606

Beneficial Ownership and Disclaimed Ownership

The number of shares beneficially owned by each of the director nominees of the Signature Board of Directors (“Board”), the currently serving directors who are not nominees and the executive officers who may be deemed participants, is set forth in the Annual Meeting Proxy Statement under “Security Ownership of Management and Certain Beneficial Owners.” The number of shares beneficially owned by certain other Company executive officers who may be deemed participants is set forth in the table below.

Beneficial ownership is determined in accordance with the rules of the Commission. Subject to community property laws where applicable, each executive officer named in the table below has or had sole voting and investment power with respect to all shares of Signature common stock shown as beneficially owned by him. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Signature common stock that will be or were subject to options, warrants or rights held by that person that were (i) exercisable as of May 28, 2012, or will become exercisable within 60 days thereafter, are deemed outstanding, while such shares are not deemed outstanding for purposes of computing percentage ownership of any other person.

Name	Number of Shares Beneficially Owned	Percentage Owned
Jeffrey Crusinberry	113,474	*
Thomas Donatelli	2,310,038(1)	1.92%

*	Less than 1.00%.
(1)	Includes (i) 1,593,750 shares of Signature common stock held by Mr. Donatelli’s spouse, Erin Donatelli; (ii) 378,788 shares of restricted stock granted under the Amended and Restated Signature Group Holdings, Inc. 2006 Performance Incentive Plan (the “Incentive Plan”); and (iii) 337,500 shares underlying unexercised options granted under the Incentive Plan that are currently exercisable.

One of the director nominees, Mr. Tinkler, serves as an officer of the general partner of Zell Credit Opportunities Master Fund, L.P. (the “Master Fund”). As an officer of the Master Fund’s general partner, the Master Fund may be deemed an “associate” (as defined in the Securities Exchange Act of 1934) of Mr. Tinkler. As of May 28, 2012, the Master Fund owns 5,431,697 shares of Signature common stock. Mr. Tinkler disclaims beneficial ownership of such shares as he does not have voting or dispositive power of any securities held by the Master Fund, including the shares of Signature common stock.

Information Regarding Arrangements with Certain Participants

Information regarding arrangements that the Company has with certain participants has already been disclosed and is set forth in the Annual Meeting Proxy Statement under “Narrative to the Summary Compensation Table” and “Certain Relationships and Related Transactions.”

Information Regarding Transactions by Participants in Securities of Signature

The following table sets forth all transactions within the past two years that may be deemed purchases and sales of securities of Signature by each of the persons that may be deemed participants. None of the purchase price or market value of those shares is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities.

Name	Date	Number of Shares of Common Stock	Transaction Type
G. Christopher Colville	June 11, 2010	250,000	4
Jeffrey Crusinberry	May 21, 2012 May 18, 2012 May 8, 2012	10,000 1,002 100,000	2 2 3
Thomas Donatelli	August 8, 2011	1,350,000	3
Steven Gidumal	January 3, 2012 April 21, 2011	277,778 75,640	1 1
Kenneth Grossman	August 8, 2011 August 8, 2011 June 11, 2010 June 11, 2010 June 11, 2010 June 11, 2010	2,930,000 492,224 475,000 3,100,000 146,974 612,500	3 1 5 5 6 4
John Koral	January 3, 2012 January 3, 2011 October 27, 2010	277,778 102,739 45,181	1 1 1
Patrick E. Lamb	January 3, 2012 April 21, 2011	277,778 75,640	1 1
Deborah Hicks Midanek	January 3, 2012 April 21, 2011	277,778 75,640	1 1
John Nickoll	January 3, 2012 January 3, 2011 October 27, 2010 June 11, 2010	277,778 102,739 45,181 625,000	1 1 1 4
Craig Noell	August 8, 2011 August 8, 2011 July 2, 2010 June 11, 2010 June 11, 2010	492,224 2,923,000 500 1,250,000 5,500,000	1 3 4 4 5
Kyle Ross	August 8, 2011 August 8, 2011 June 11, 2010	416,667 1,620,000 3,300,000	1 3 5
Robert Schwab	May 18, 2012 May 16, 2012 May 11, 2012 May 9, 2012 January 3, 2012 January 3, 2011 October 27, 2010 June 11, 2010	83,000 488,564 200,000 857,500 277,778 102,739 45,181 1,250,000	2 2 2 2 1 1 1 4

1 = Grant of shares of restricted common stock by Signature.

2 = Open market purchase of Signature common stock.

3 = Grant of employee stock options by Signature. The table presents the number of shares of Signature common stock for which the stock option is exercisable, subject to vesting.

4 = Private placement of Signature common stock to certain investors in connection with Signature’s emergence from bankruptcy proceedings on June 11, 2010.

5 = Private placement of warrants to certain investors in connection with Signature’s emergence from bankruptcy proceedings on June 11, 2010. The table presents the number of shares of Signature common stock for which the warrant is exercisable, subject to vesting.

6 = Shares of Signature common stock received in exchange for the cancellation of trust preferred securities previously issued by a statutory business trust of Fremont General Corporation.

Miscellaneous Information Concerning Participants

Except as described in this Supplement or otherwise disclosed in the Annual Meeting Proxy Statement, to the Company’s knowledge:

•	No associate of any participant beneficially owns, directly or indirectly, any securities of the Company.

•	No participant beneficially owns, directly or indirectly, any securities of the Company.

•	No participant owns any securities of the Company of record that such participant does not own beneficially.

•	Since the beginning of the Company’s last fiscal year, no participant or any of his or her associates or immediate family members was a party to any transaction, or is to be a party to any currently proposed transaction, in which (a) the Company was or is to be a participant, (b) the amount involved exceeded or exceeds $120,000 and (c) any such participant, associate or immediate family member had or will have a direct or indirect material interest.

•	No participant or any of his or her associates has any arrangements or understanding with any person with respect to any future employment by the Company or its affiliates, or with respect to any future transactions to which the Company or any of its affiliates will or may be a party.

•	No participant is, or was within the past year, a party to any contract, arrangement or understanding with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or giving or withholdings of proxies.

•	No participant has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Meeting other than, with respect to each director nominee, such nominee’s interest in election to the Board.

Except as otherwise disclosed in the Annual Meeting Proxy Statement, (a) no occupation carried on by any director or director nominee during the past five years was carried on with any corporation or organization that is a parent, subsidiary or other affiliate of the Company, (b) there are no family relationships among any of the directors, any of the director nominees and any executive officers of the Company, nor is there any arrangement or understanding between any director, director nominee, executive officer and any other person pursuant to which that director, director nominee or executive officer was selected as a director, director nominee or executive officer of the Company, as the case may be, and (c) there are no material proceedings in which any director, director nominee or executive officer of the Company is a party adverse to the Company or any of its subsidiaries, or has a material interest adverse to the Company or any of its subsidiaries.

YOUR VOTE IS IMPORTANT Please take a moment now to vote your shares of Signature Group Holdings, Inc. Common Stock for the upcoming Annual Meeting of Stockholders. PLEASE REVIEW THE PROXY STATEMENT AND VOTE TODAY IN ONE OF THREE WAYS: 1. Vote by Telephone—Please call toll-free in the U.S. or Canada at 1-866-855-9701, on a touch-tone telephone. If outside the U.S. or Canada, call 1-215-521-1345. Please follow the simple instructions. You will be required to provide the unique control number printed below. OR 2. Vote by Internet—Please access https://www.proxyvotenow.com/sggh and follow the simple instructions on the screen. Please note you must type an “s” after http. You will be required to provide the unique control number printed below. You may vote by telephone or Internet 24 hours a day, 7 days a week. Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you had marked, signed and returned a proxy card. OR 3. Vote by Mail—If you do not wish to vote by telephone or over the Internet, please complete, sign, date and return the proxy card in the envelope provided, or mail to: Signature Group Holdings, Inc. c/o Innisfree M&A Incorporated, FDR Station, P.O. Box 5155, New York, NY 10150-5155. TO VOTE BY MAIL PLEASE DETACH PROXY CARD HERE AND RETURN IN THE ENVELOPE PROVIDED Please mark your vote as in this example The Board of Directors recommends a vote FOR the following: 1. Election of Directors Nominees (01) G. Christopher Colville (02) John Koral (03) Patrick E. Lamb (04) Craig F. Noell (05) Philip G. Tinkler FOR WITHHOLD FOR ALL ALL ALL EXCEPT To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the names(s) of the nominee(s) on the line below. The Board of Directors recommends a vote FOR the following proposals. 2. Approve the amendment to the Amended and Restated Articles of Incorporation to increase the authorized Common Stock. 3. Approve an amendment to the Amended and Restated Signature Group Holdings, Inc. 2006 Performance Incentive Plan. 4. Ratify the selection of Squar, Milner, Peterson, Miranda & Williamson, LLP as our independent registered public accounting firm for the fiscal year ended December 31, 2012. 5. To adjourn the Annual Meeting to a later date or dates, if necessary, to permit further solicitation of proxies if there are not sufficient votes at the time of the Annual Meeting to approve Proposals 2 and 3. FOR AGAINST ABSTAIN Date , 2012 Signature Signature (Joint Owner) Title(s) Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

PLEASE VOTE TODAY! SEE REVERSE SIDE FOR THREE EASY WAYS TO VOTE. TO VOTE BY MAIL PLEASE DETACH PROXY CARD HERE AND RETURN IN THE ENVELOPE PROVIDED W H I T E P R O X Y SIGNATURE GROUP HOLDINGS, INC. Annual Meeting of Stockholders July 24, 2012 THIS PROXY IS SOLICITED BY SIGNATURE GROUP HOLDINGS’ BOARD OF DIRECTORS The stockholder(s) hereby appoint(s) Patrick E. Lamb and John Koral as proxies and each of them, with power to act without the other and with power of substitutions, and hereby authorizes them to represent and to vote, as designated herein, all of the shares of common stock of Signature Group Holdings, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at Bel-Air Bay Club, 16801 Pacific Coast Highway, Pacific Palisades, California 90272, at 10:00 a.m., Pacific Time on Tuesday, July 24, 2012, at and any adjournment or postponement thereof. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN AND UNLESS OTHERWISE DIRECTED, WILL BE VOTED (I) “FOR ALL” THE DIRECTOR NOMINEES NAMED IN PROPOSAL 1; AND (II) “FOR” PROPOSALS 2 THROUGH 5. IN THE DISCRETION OF THE PROXY HOLDERS UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF. YOUR VOTE IS IMPORTANT—PLEASE VOTE TODAY (CONTINUED AND TO BE SIGNED AND DATED ON REVERSE)